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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 2005
                               (December 1, 2005)



                           FIRST BANCTRUST CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   000-32535                 37-1406661
State or other jurisdiction         (Commission               (IRS Employer
     of Incorporation               File Number)            Identification No.)


                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 1, 2005, the board of directors of First BancTrust Corporation ("First BancTrust") approved the accelerated vesting of all unvested stock options awarded to recipients under First BancTrust's 2002 Stock Option Plan. First BancTrust issued a press release dated December 6, 2005 describing the actions taken and the reasons therefor, a copy of which is attached hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit Number

              99.1           Press Release, dated December 6, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST BANCTRUST CORPORATION



Dated:  December 7, 2005               /s/ Terry J. Howard
                                       ---------------------------------------
                                       Terry J. Howard
                                       President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number

     99.1              Press Release, dated December 6, 2005.






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